                      AMENDMENT TO INTERCOMPANY AGREEMENT
                      -----------------------------------

     AMENDMENT TO INTERCOMPANY AGREEMENT (this "Amendment") dated as of July 28, 2000, among Borden Chemicals and Plastics Limited Partnership, a Delaware limited partnership (the "Partnership"), Borden Chemicals and Plastics Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), Borden, Inc., a New Jersey corporation ("Borden"), and BCP Management, Inc., a Delaware corporation ("BCPM").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Operating Partnership, the Partnership, Borden and BCPM are parties to an Intercompany Agreement dated November 30, 1987 (the "Agreement"); and

     WHEREAS, Section 6 of the Agreement contains noncompetition covenants of Borden and its Subsidiaries with respect to the manufacture or sale of various products including, but not limited to, ammonia, urea and methanol; and

     WHEREAS, a Borden Subsidiary, Borden Chemical, Inc., and the Operating Partnership have entered into a Conveyance and Transfer Agreement dated June 27, 2000, which, inter alia, provides for the mutual release of the various obligations between them with respect to the purchase and sale of ammonia, urea and methanol,

     NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions.  Capitalized terms used herein without definition
                 -----------
shall have the respective meanings specified therefor in the Agreement.

     Section 2.  Amendment.  Section 6 of the Agreement shall be amended and
                 ---------
restated in its entirety as follows:

           Section 6.  Noncompetition Covenant of Borden. During the period
                       ---------------------------------
     Borden or any of its subsidiaries is a general partner of the Partnership or the Operating Partnership, Borden shall not engage in the continental United States in the manufacture or sale of acetylene, acetylene-based vinyl chloride monomer, ethylene-based vinyl chloride monomer, acetic acid and general-purpose and specialty-purpose polyvinyl chloride resins. In addition, if the prohibition contained in the preceding sentence becomes inapplicable by reason of (i) the withdrawal of the General Partner as general partner of the Partnership or the Operating Partnership under circumstances where such withdrawal violates the Partnership Agreement or the Operating Partnership Agreement or (ii) the removal of the General Partner as general partner of the Partnership by the Limited Partners under circumstances where "cause" exists, then Borden shall not engage in the activities referred to in the preceding sentence during the two year period ending on the second anniversary of such withdrawal or removal. For such purpose, "cause" means that a court of competent jurisdiction has entered a final, non-appealable judgment finding BCPM (or such other subsidiary serving as general partner of the Partnership or the Operating Partnership) liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership or the Operating Partnership.

     Section 3.  Effective Date.  This Amendment shall be effective as of the
                 --------------
day and year first set forth above.

     Section 4.  Remaining Terms.  Except as amended above, the Agreement shall
                 ---------------
remain and continue between the parties upon its original terms and conditions.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

                                     BORDEN CHEMICALS AND PLASTICS
                                     LIMITED PARTNERSHIP

                                     By:  BCP Management, Inc.,
                                          as General Partner


                                     By:
                                         -----------------------------
                                     Its:
                                         -----------------------------

                                     BORDEN CHEMICALS AND PLASTICS
                                     OPERATING LIMITED PARTNERSHIP

                                     By:  BCP Management, Inc.,
                                          as General Partner


                                     By:
                                         -----------------------------
                                     Its:
                                         -----------------------------


                                     BORDEN, INC.


                                     By:
                                         -----------------------------
                                     Its:
                                         -----------------------------


                                     BCP MANAGEMENT, INC.


                                     By:
                                         -----------------------------
                                     Its:
                                         -----------------------------

                                       3